UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
November 5, 2004

DREYER’S GRAND ICE CREAM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50325 (Commission File No.)	02-0623497 (I.R.S. Employer Identification No.)

5929 College Avenue
Oakland, California 94618
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(510) 652-8187

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 5, 2004, Dreyer’s Grand Ice Cream Holdings, Inc. (the “Corporation”) issued a press release to announce its results of operations for the quarterly period ended September 25, 2004. A copy of the Corporation’s press release is furnished herewith as Exhibit 99.1 and a copy of the transcript of the conference call held by the Corporation on November 5, 2004 to discuss the results of operations for the quarterly period ended September 25, 2004 is furnished herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Dreyer’s Grand Ice Cream Holdings, Inc. Press Release dated November 5, 2004
99.2	Transcript from November 5, 2004 conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREYER’S GRAND ICE CREAM HOLDINGS, INC.
Date: November 8, 2004
	By:	/s/ Alberto Romaneschi

		Name:	Alberto Romaneschi

		Title:	Executive Vice President — Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Dreyer’s Grand Ice Cream Holdings, Inc. Press Release dated November 5, 2004

99.2	Transcript from November 5, 2004 conference call